ARTICLES OF INCORPORATION

                                       OF

                     FIRST BOSTON QUALITY INCOME FUND, INC.

                                   ARTICLE I.

                 I, the incorporator, Warren J. Olsen, whose post office address is 250 Park Avenue, New York, New York 10177, being at least eighteen years of age, am, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, forming a corporation.

                                   ARTICLE II.

                 The name of the corporation (hereinafter called the "Corporation") is FIRST BOSTON QUALITY INCOME FUND.

                                   ARTICLE III.

                                    PURPOSES

                 The purpose for which the Corporation is formed is to act as a closed-end, diversified investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

                                   ARTICLE IV.

                               ADDRESS IN MARYLAND

                  The post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.

                  The name of the Corporation's resident agent is The Corporation Trust Incorporated, and its post office address is 32 South Street, Baltimore, Maryland 21202. Said resident agent is a corporation of the State of Maryland.

                                   ARTICLE V.

                                  COMMON STOCK

                  Section 1. The total number of shares of stock which the Corporation has authority to issue is 100,000,000 shares of common stock of the par value of $0.001 each, all of one class, having an aggregate par value of $100,000.

                  Section 2. The presence in person or by proxy of the holders of record of one-third of the shares of common stock issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation.

                  Section 3. Notwithstanding any provision of the General Laws of the State of Maryland requiring action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares of common stock, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of common stock outstanding and entitled to vote thereupon pursuant to the provisions of these Articles of Incorporation.

                  Section 4. No holder of shares of common stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any shares of the common stock of the Corporation of any class which it may issue or sell.

                  Section 5. All persons who shall acquire common stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

                                  ARTICLE VI.

                                   DIRECTORS

                  The initial number of directors of the Corporation shall be three, and the names of those who shall act as such until the first annual meeting and until their successors are duly elected and qualify are as follows:
Michael F. Holland, Robert M. Baylis and James L. Freeman. However, the By-Laws of the Corporation may fix the number of directors at a number other than three and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of directors within a limit specified in the By-Laws, provided that in no case shall the number of directors be less than three, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided by the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

                  The By-Laws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of office of the several classes; but no class shall be elected for a period shorter than that from the time of the election of such class until the next annual meeting and thereafter for a period shorter than the interval between annual meetings or for a longer period than five years, and the term of office of at least one class shall expire each year.

                                  ARTICLE VII.

                  MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

                  Section 1. All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

                  Section 2. The Board of Directors shall have the power to adopt, alter or repeal the By-Laws of the Corporation except to the extent that the By-laws otherwise provide.

                  Section 3. The Board of Directors shall have the power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent permitted by statute or the By-Laws.

                  Section 4. The Board Of Directors shall have the power to determine, as provided herein, or if provision is not made herein, in accordance with generally accepted accounting principles, what constitutes net income, total assets and the net asset value of the shares of Common Stock of the Corporation.

                  Section 5. The Board of Directors shall have the power to distribute dividends from funds legally available therefor in such amounts, if any, and in such manner to the stockholders of record as of such date, as the Board of Directors may determine.

                                 ARTICLE VIII.

                  Section 1. Provided that reasonable care has been exercised in the selection of the officers, other employees, investment advisers and managers, distributors, under- writers, selling agents, custodians, dividend disbursing agents, transfer agents and registrars, legal counsel, auditors, and other agents of the Corporation, no director of the Corporation shall be responsible or liable in any event for any neglect or wrong-doing of any of the same, nor shall any director be responsible or liable for the act or omission to act of any other director.

                  Section 2. Each officer or director or member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account of or reports made to the Corporation by any of its officials or by an independent public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any such committee and in relying in good faith upon other records of the Corporation.

                  Section 3. The Corporation shall indemnify its directors and officers to the fullest extent allowed, and in the manner provided, by Maryland law, including the advancing of expenses incurred in connection therewith. Such indemnification shall be in Addition to any other right or claim to which any director or officer may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify such liability.

                  Section 4. Nothing in this Article protects or purports to protect, any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Section 5. Each section or portion thereof of this Article shall be deemed severable from the remainder, and the invalidity of any such section or portion shall not affect the validity of the remainder of this Article.

                                 ARTICLE IX.

              The duration of the Corporation shall be perpetual.

                                  ARTICLE X.

                                  AMENDMENTS

                  Section 1. From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding stock by classification, reclassification or otherwise), and other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation may be added or inserted, upon the vote of the holders of a majority of the shares of common stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article VIII.

                             ---------------------

                  The term "Articles of Incorporation" as used herein and in the By-Laws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.

                             ---------------------

                  I acknowledge this document to be my act, and state under the penalties of perjury that with respect to all matters and facts herein, to the best of my knowledge, information and belief such matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

February 9, 1987.
                                                 /s/  Warren J. Olsen
                                                 ----------------------
                                                 Warren J. Olsen

STATE OF NEW YORK             )
                              : ss:
COUNTY OF NEW YORK            )


         THIS IS TO CERTIFY that on this 9th day of February, 1987 before me, the subscriber a Notary Public in and for the State of New York, personally appeared WARREN J. OLSEN and acknowledged the foregoing Amended Articles of Incorporation of First Boston Strategic Income Fund, Inc. to be his act and deed and that the facts therein stated are truly set forth.

         WITNESS my hand and Notarial Seal the day and year last above written.

                                              /s/ Illegible
                                              ----------------------
                                              Notary Public

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                      FIRST BOSTON QUALITY INCOME FUND, INC.

                                   ARTICLE I.


                  I, the incorporator, Warren J. Olsen, whose post office address is 250 Park Avenue, New York, New York 10177, being at least eighteen years of age, am, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, forming a corporation.

                                   ARTICLE II.


                  The name of the corporation (hereinafter called the "Corporation") is FIRST BOSTON INCOME FUND, INC.

                                   ARTICLE III.

                                    PURPOSES

                  The purpose for which the Corporation is formed is to act as a closed-end, diversified investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

                                   ARTICLE IV.

                               ADDRESS IN MARYLAND

                  The post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.

                  The name of the Corporation's resident agent is the Corporation Trust Incorporated, and its post office address is 32 South Street, Baltimore, Maryland 21202. Said resident agent is a corporation of the State of Maryland.

                                   ARTICLE V.

                                  COMMON STOCK

                  Section 1. The total number of shares of stock which the Corporation has authority to issue is 100,000,000 shares of common stock of the par value of $0.001 each, all of one class, having an aggregate par value of $100,000.

                  Section 2. The presence in person or by proxy of the holders of record of one-third of the shares of commn stock issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation.

                  Section 3. Notwithstanding any provision of the General Laws of the State of Maryland requiring action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares of common stock, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of common stock outstanding and entitled to vote thereupon pursuant to the provisions of these Articles of Incorporation.

                  Section 4. No holder of shares of common stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any shares of the common stock of the Corporation of any class which it may issue or sell.

                  Section 5. All persons who shall acquire common stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

                                  ARTICLE VI.

                                   DIRECTORS

                  The initial number of directors of the Corporation shall be three, and the names of those who shall act as such until the first annual meeting and until their successors are duly elected and qualify are as follows:
Michael F. Holland, Robert M. Baylis and James L. Freeman. However, the By-Laws of the Corporation may fix the number of directors at a number other than three and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of directors within a limit specified in the By-Laws, provided that in no case shall the number of directors be less than three, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided by the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

                  The By-Laws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of office of the several classes; but no class shall be elected for a period shorter than that from the time of the election of such class until the next annual meeting and thereafter for a period shorter than the interval between annual meetings or for a longer period than five years, and the term of office of at least one class shall expire each year.

                                   ARTICLE VII.

                  MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

                  Section 1. All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

                  Section 2. The Board of Directors shall have the power to adopt, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide.

                  Section 3. The Board of Directors shall have the power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent permitted by statute or the By-Laws.

                  Section 4. The Board of Directors shall have the power to determine, as provided herein, or if provision is not made herein, in accordance with generally accepted accounting principles, what constitutes net income, total assets and the net asset value of the shares of Common Stock of the Corporation.

                  Section 5. The Board of Directors shall have the power to distribute dividends from funds legally available therefor in such amounts, if any, and in such manner to the stockholders of record as of such date, as the Board of Directors may determine.

                                   ARTICLE VIII.


                 Section 1. Provided that reasonable care has been exercised in the selection of the officers, other employees, investment advisors and managers, distributors, underwriters, selling agents, custodians, dividend disbursing agents, transfer agents and registrars, legal counsel, auditors, and other agents of the Corporation, no director of the Corporation shall be responsible or liable in any event for any neglect or wrong-doing of any of the same, nor shall any director be responsible or liable for the act or omission to act of any other director.

                 Section 2. Each officer or director or member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account of or reports made to the Corporation by any of its officials or by an independent public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any such committee and in relying in good faith upon other records of the Corporation.

                 Section 3. The Corporation shall indemnify its directors and officers to the fullest extent allowed, and in the manner provided by Maryland law, including the advancing of expenses incurred in connection therewith.
Such indemnification shall be in addition to any other right or claim to which any director or officer may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify such liability.

                 Section 4. Nothing in this Article protects or purports to protect, any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                 Section 5. Each section or portion thereof of this Article shall be deemed severable from the remainder, and the invalidity of any such section or portion shall not affect the validity of the remainder of this Article.

                                  ARTICLE IX.


                  The duration of the Corporation shall be perpetual.

                                  ARTICLE X.

                                  AMENDMENTS

                  From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding stock by classification, reclassification or otherwise), and other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation may be added or inserted, upon the vote of the holders of a majority of the shares of common stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article X.

                           -------------------------

                  The term "Articles of Incorporation" as used herein and in the By-Laws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.

                           --------------------------

                  I acknowledge this document to be my act, and state under the penalties of perjury that with respect to all matters and facts herein, to the best of my knowledge, information and belief such matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

March 9, 1987
                                              /s/Warren J. Olsen
                                              ----------------------
                                              Warren J. Olsen

STATE OF NEW YORK          )
                           : ss:
COUNTY OF NEW YORK         )


         THIS IS TO CERTIFY that on this 9th day of March, 1987 before me, the subscriber a Notary Public in and for the State of New York, personally appeared WARREN J. OLSEN and acknowledged the foregoing Amended Articles of Incorporation of First Boston Income Fund, Inc. to be his act and deed and that the facts therein stated are truly set forth.

         WITNESS my hand and Notarial Seal the day and year last above written.


                                                     /s/Mary McMillan
                                                     ----------------------
                                                     Notary Public

                                Articles of Amendment of

                               Articles of Incorporation

                                           of

                              FIRST BOSTON INCOME FUND, INC.

                  FIRST BOSTON INCOME FUND, INC., a Maryland corporation (the "Corporation"), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The Corporation's Articles of Incorporation are hereby amended as follows:

                  1. Article EIGHTH, Section 3 is hereby amended by deleting it in its entirety and replacing it with the following:

                           The Fund shall indemnify to the fullest extent
                  permitted by law (including the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a Director or Officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Fund promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Fund. Before the Fund may advance such expenses, one of the following provisions must be satisfied: 1) such Director or Officer shall provide a security for his undertaking, 2) the Fund shall be insured against losses arising by reason of any lawful advances, or 3) a majority of a quorum of disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Director or Officer ultimately will be found entitled to indemnification. The rights provided to any person by this Section of this Article shall be enforceable against the Fund by such person who shall be presumed to have relied upon it in serving or continuing to serve as a Director or Officer as provided above. No amendment of this Section of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Section of this Article, the term "Fund" shall include any predecessor of the Fund and any constituent corporation (including any constituent of a constituent) absorbed by the Fund in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Fund" shall include service as a Director or Officer of the Fund which imposes duties on, or involves services by, such Director or Officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Fund.



                  2. Article EIGHTH is hereby amended by adding the following

Section 5:

                           Section 5. A Director or Officer of the Fund shall
                  not be liable to the Fund or its stockholders for monetary damages for breach of fiduciary duty as a Director or Officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940 and rules or regulations thereunder or any releases issued by the Securities and Exchange Commission or its staff) as currently in effect or as the same may hereafter be amended.

                  SECOND: The foregoing amendment to the Articles of Incorporation of the Corporation has been advised by the Board of Directors and approved by the stockholders in the manner required by law and its Articles of Incorporation.

                  IN WITNESS WHEREOF, FIRST BOSTON INCOME FUND, INC. has caused these Articles of Amendment of Articles of Incorporation to be signed in the name and on its behalf by its President and witnessed by its Assistant Secretary this 10th day of June, 1991.
                                              FIRST BOSTON INCOME FUND, INC.


                                              BY /s/Edward N. McMillan
                                              --------------------------
                                              Edward N. McMillan
                                              President
WITNESS:
/s/Susanne M. Dennis
----------------------
Susanne M. Dennis
Assistant Secretary

                  THE UNDERSIGNED, President of FIRST BOSTON INCOME FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.
                                                     /s/Edward N. McMillan
                                                     ----------------------
                                                     Edward N. McMillan
                                                     President

                              ARTICLES OF AMENDMENT

                                       to

                            ARTICLES OF INCORPORATION

                                       of

                          FIRST BOSTON INCOME FUND, INC.

                  THIS IS TO CERTIFY that FIRST BOSTON INCOME FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST:    The Corporation's Articles of Incorporation are
hereby amended as follows:

                           The name of the Corporation is hereby changed from
                  "First Boston Income Fund, Inc." to "CS First Boston Income
                   Fund, Inc."

                  SECOND: The foregoing amendment to the Articles of Incorporation of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation in the manner required by law and its Articles of Incorporation.

                  IN WITNESS WHEREOF, FIRST BOSTON INCOME FUND, INC., has caused these Articles of Amendment to Articles of Incorporation to be signed in its name and on its behalf by its Chairman, John J. Cook, Jr., and witnessed by its Assistant Secretary, James P. Pappas, and each of said officers of the Corporation has also acknowledged these Articles of Amendment to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of said officer's knowledge, information and belief the matters and facts set forth with respect to approval are true in all material respects, all on May 24, 1994.
                                            FIRST BOSTON INCOME FUND, INC.

                                            By:  /s/John J. Cook, Jr.
                                            -----------------------------------
                                            Name:    John J. Cook, Jr.
                                            Title:   President and Chairman
Witness:
/s/James P. Pappas
---------------------------------
Name:  James P. Pappas
Title:  Assistant Secretary

                              CS FIRST BOSTON REALTY, INC.

                                    55 E. 52 Street

                               New York, New York 10055

June 8, 1994



Maryland State Department of
  Assessments and Taxation
301 West Preston Street
Baltimore, MD  21201


Re:  Consent to use of "CS First Boston" name by First Boston Income Fund, Inc.

To the Department of Assessments and Taxation:

We have been informed by CT Corporation System that the use by CS First Boston Realty, Inc. of the "CS First Boston" designation prevents First Boston Income Fund, Inc. from adopting a name change in Maryland to CS First Boston Income Fund, Inc. without first obtaining the consent of this company.

CS First Boston Realty, Inc. hereby authorizes First Boston Income Fund, Inc. to use, in Maryland, the "CS First Boston" designation so that it may amend its name to CS First Boston Income Fund, Inc.

Please call me at (212) 322-7205 if you have any questions regarding this authorization.

Sincerely,


/s/Lori M. Russo
----------------
Lori M. Russo,
Assistant Secretary

LMR/pt

cc:    Charles Griemsman
       (CS First Boston Investment
       Management Corporation)
       Stuart B. Leichenko, Esq.
       (Sullivan & Cromwell)

                              ARTICLES OF AMENDMENT

                                       to

                            ARTICLES OF INCORPORATION

                                       of

                         CS FIRST BOSTON INCOME FUND, INC.

                  THIS IS TO CERTIFY that CS FIRST BOSTON INCOME FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST:    Article First of the Corporation's Articles of
Incorporation are hereby amended as follows:

                  The name of the Corporation is "BEA Income Fund, Inc."

                  SECOND: The foregoing amendment to the Articles of Incorporation of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation in the manner required by law and its Articles of Incorporation.

                  IN WITNESS WHEREOF, CS FIRST BOSTON INCOME FUND, INC., has caused these Articles of Amendment to Articles of Incorporation to be signed in its name and on its behalf by its President, Robert Moore, and witnessed by its Secretary, Hal Liebes, and each of said officers of the Corporation has also acknowledged these Articles of Amendment to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of said officer's knowledge, information and belief the matters and facts set forth with respect to approval are true in all material respects, all on June 13, 1995.

                                              CS FIRST BOSTON INCOME FUND, INC.


                                              By:  /s/Robert J. Moore
                                              ----------------------------
                                              Name:    Robert J. Moore
                                              Title:   President

Witness:


/s/Hal Liebes
-----------------
Name:  Hal Liebes
Title:  Secretary

                              ARTICLES OF AMENDMENT

                                       to

                            ARTICLES OF INCORPORATION

                                       of

                          CS FIRST BOSTON INCOME FUND, INC.

                  THIS IS TO CERTIFY that CS FIRST BOSTON INCOME FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST:   Article First of the Corporation's Articles of
Incorporation are hereby amended as follows:

                  The name of the Corporation is "BEA Income Fund, Inc."

                  SECOND: The foregoing amendment to the Articles of Incorporation of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation in the manner required by law and its Articles of Incorporation.

                  IN WITNESS WHEREOF, CS FIRST BOSTON INCOME FUND, INC., has caused these Articles of Amendment to Articles of Incorporation to be signed in its name and on its behalf by its President, Robert Moore, and witnessed by its Secretary, Hal Liebes, and each of said officers of the Corporation has also acknowledged these Articles of Amendment to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of said officer's knowledge, information and belief the matters and facts set forth with respect to approval are true in all material respects, all on June 13, 1995.
                                             CS FIRST BOSTON INCOME FUND, INC.



                                             By: /s/ Robert J. Moore
                                             -----------------------
                                             Name:    Robert J. Moore
                                             Title:   President

Witness:


/s/ Hal Liebes

Name:  Hal Liebes
Title: Secretary

                              ARTICLES OF AMENDMENT

                                       to

                            ARTICLES OF INCORPORATION

                                       of

                               BEA INCOME FUND, INC.

                  BEA Income Fund, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                 FIRST:     The charter of the Corporation, as heretofore
amended, is further amended to change the name of the Corporation to Credit Suisse Asset Management Income Fund, Inc. and by striking ARTICLE II of the Articles of Incorporation in its entirety and inserting in lieu thereof the following:

                                   ARTICLE II

                  The name of the corporation (hereinafter called the "Corporation") is Credit Suisse Asset Management Income Fund, Inc.

                  SECOND:   The foregoing amendment to the Articles of
Incorporation of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation in the manner and by the vote required by law and its charter.

                  IN WITNESS WHEREOF, Credit Suisse Asset Management Income Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary as of the 11th day of May, 1999.

                  The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, all matters and facts set forth herein with respect to the authorization and approval of the Articles of

Amendment are true and in all material respects and that this statement is made under penalties of perjury.
                                        BEA INCOME FUND, INC.

                                        By:      /s/ Hal Liebes
                                        ------------------------------------
                                        Name:  Hal Liebes
                                        Title: Senior Vice President

WITNESS:
/s/ Michael A. Pignataro
Name:  Michael A. Pignataro
Title: Secretary

                                   REGISTRAR,

                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                     BETWEEN

                              BEA INCOME FUND, INC.

                                       AND

                                BANKBOSTON, N.A.

                                TABLE OF CONTENTS
                                                                           PAGE

ARTICLE 1              TERMS OF APPOINTMENT; DUTIES OF THE BANK...............1

ARTICLE 2              FEES AND EXPENSES......................................3

ARTICLE 3              REPRESENTATIONS AND WARRANTIES OF THE BANK.............3

ARTICLE 4              REPRESENTATIONS AND WARRANTIES OF THE FUND.............4

ARTICLE 5              DATA ACCESS AND PROPRIETARY INFORMATION................5

ARTICLE 6              INDEMNIFICATION........................................6

ARTICLE 7              STANDARD OF CARE.......................................8

ARTICLE 8              COVENANTS OF THE FUND AND THE BANK.....................8

ARTICLE 9              TERMINATION OF AGREEMENT...............................9

ARTICLE 10             ASSIGNMENT............................................10

ARTICLE 11             AMENDMENT.............................................10

ARTICLE 12             MASSACHUSETTS LAW TO APPLY............................10

ARTICLE 13             FORCE MAJEURE.........................................10

ARTICLE 14             CONSEQUENTIAL DAMAGES.................................11

ARTICLE 15             MERGER OF AGREEMENT...................................11

ARTICLE 16             SURVIVAL..............................................11

ARTICLE 17             SEVERABILITY..........................................11

ARTICLE 18             COUNTERPARTS..........................................11